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                                EXHIBIT 21

                   SUBSIDIARIES OF FRONTIER CORPORATION
                          AS OF January 23, 1995


                             STATE OF
NAME OF SUBSIDIARY        INCORPORATION  BUSINESS NAMES USED
- ------------------        -------------  -------------------

Frontier Communications of    AL         Monroeville Telephone
Alabama, Inc.                            Company, Inc.;
(A subsidiary of                         Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of    AL         Lamar County Telephone
Lamar County, Inc.                       Company, Inc.;
(A subsidiary of                         Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of    AL         Southland Telephone
the South, Inc.                          Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Montel Communications, Inc.   AL         Montel Communications,
(A subsidiary of Frontier                Inc.
Communications of Alabama, Inc.)

Southland Rural Cellular      AL         Southland Rural
Company, Inc.                            Cellular Company, Inc.
(A subsidiary of Frontier
Communications of the South, Inc.)

RCI Long Distance             Ontario,   RCI Long Distance
Canada Ltd.                   Canada     Canada Ltd.
(A subsidiary of
Frontier Telecommunications Inc.)

Binghamton MSA Corp.          DE         Binghamton MSA Corp.
(A subsidiary of
Frontier Cellular Holding Inc.)
Budget Call Long Distance,    DE         Budget Call Long
Inc.                                     Distance, Inc.
(A subsidiary of Frontier
Communications International Inc.)

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Frontier Cellular             DE         Rochester Tel Cellular
Holding Inc.                             Holding Corporation;
(A subsidiary of Frontier                RTCHC; FCHI
Telecommunications Holding Inc.

Frontier Communications       DE         RCI Long Distance,
International Inc.                       Inc.; Budget Call;
(A subsidiary of                         Mid Atlantic
Frontier Telecommunications Inc.)        Telecom; Frontier

Frontier Communications of    DE         RCI Long Distance New
New England, Inc.                        England, Inc.; Long
(A subsidiary of                         Distance North; LDN;
Frontier Telecommunications Inc.)        Mid Atlantic Telecom;
                                         Frontier

Frontier Communications of    DE         Frontier Communications
Rochester, Inc.                          F-Com
(A subsidiary of Frontier
Corporation)

Frontier Information          DE         Distributed Solutions;
Technologies, Inc.                       DSI; FIT
(A subsidiary of Frontier
Corporation)

Frontier InfoServices Inc.    DE         Visions Publishing
(A subsidiary of                         Inc.; Visions Inc.;
Frontier Subsidiary Telco Inc.)          Frontier InfoServices

Frontier Long Distance of     DE         Visions Long Distance
America, Inc.                            America Inc; Breezewood
(A subsidiary of                         Tel Long Distance;
Frontier Subsidiary Telco Inc.)          Canton Tel Long
                                         Distance; Vista Tel
                                         Long Distance; C,C&S
                                         Tel Long Distance;
                                         St. Croix Tel Long
                                         Distance; Statesboro
                                         Tel Long Distance;
                                         Frontier

Frontier Network Systems Inc. DE         Rotelcom Inc.; Anixter-
(A subsidiary of                         Rotelcom; Rotelcom
Frontier Telecommunications Inc.)        Network Systems; SGT
                                         Business Systems;
                                         Frontier
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Frontier Subsidiary           DE         Rochester Tel
Telco Inc.                               Subsidiary Telco, Inc.;
(A subsidiary of
Frontier Corporation)                    RTSTI; FSTI

Frontier Telecommunications   DE         Rochester Tel
Inc.                                     Telecommunications
(A subsidiary of Frontier                Corporation; RTTC; FTI
Telecommunications Holding Inc.)

Frontier Telecommunications   DE         Rochester Tel
Holding Inc.                             Telecommunications
(A subsidiary of Frontier                Holding Corporation;
Corporation)                             RTTHC; FTHI

NY RSA 4 Inc.                 DE         NY RSA 4 Inc.
(A subsidiary of
Frontier Cellular Holding Inc.)

PAGECO, Inc.                  DE         PAGECO, Inc.
(A subsidiary of
Frontier Cellular Holding Inc.)


Rochester Subsidiary          D          Rochester Subsidiary
Twenty-Eight, Inc.                       Twenty-Eight, Inc.
(A subsidiary of Frontier
Telecommunications Inc.)

RTC Main Street, Inc.         DE         RTC Main Street, Inc.
(A subsidiary of
Frontier Corporation)

RTMC Holding, Inc.            DE         RTMC Holding, Inc.
(A subsidiary of
Frontier Cellular Holding Inc.)

Rochester Holding Corporation DE         Rochester Holding
(A subsidiary of                         Corporation
Frontier Corporation)

Rochester Tel Mobile RSA 2,   DE         Rochester Tel Mobile
Inc.                                     RSA 2, Inc.
(A subsidiary of
Frontier Cellular Holding Inc.)

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Rochester Telephone           DE         RTMC, Inc.
Mobile Communications, Inc.
(A subsidiary of
Frontier Cellular Holding Inc.)

Rochester Tel Subsidiary      DE         Rochester Tel
Capital Services Inc.                    Subsidiary Capital
(A subsidiary of                         Services Inc.
Frontier Corporation)

Rochester Tel Subsidiary      FL         Rochester Tel
Twenty-Six, Inc.                         Subsidiary Twenty-Six,
(A subsidiary of Frontier                Inc.
Telecommunications Holding Inc.)

Rochester Tel Subsidiary      FL         Rochester Tel
Twenty-Seven, Inc.                       Subsidiary Twenty-
(A subsidiary of Frontier                Seven, Inc.
Telecommunications Holding Inc.)

Fairmount Cellular Inc.       GA         Fairmount Cellular Inc.
(A subsidiary of Frontier
Communications of Fairmount,Inc.)

Frontier Communications of    GA         Fairmount Telephone
Fairmount, Inc.                          Company, Inc.;
(A subsidiary of                         Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of    GA         Statesboro Telephone Georgia,
Inc.                                     Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Telecommunications   IA         Vista Telephone of Iowa,
Inc.                                     Company of Iowa;
(A subsidiary of                         Frontier
Frontier Subsidiary Telco Inc.)

DePue Communications, Inc.    IL         DePue Communications, (A
subsidiary of Frontier                   Inc.
Communications of DePue, Inc.)

Frontier Communications -     IL         Midland Telephone Midland,
Inc.                                     Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)
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Frontier Communications -     IL         Prairie Telephone
Prairie, Inc.                            Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications -     IL         Schuyler Telephone Schuyler,
Inc.                                     Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of    IL         DePue Telephone Company
DePue, Inc.                              Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of    IL         Inland Telephone  Illinois,
Inc.                                     Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of    IL         Lakeside Telephone Lakeside,
Inc.                                     Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of    IL         Mt. Pulaski Telephone Mt.
Pulaski, Inc.                            and Electric Company; (A
subsidiary of                            Mt. Pulaski Telephone Frontier
Subsidiary Telco Inc.)        Company; Frontier

Frontier Communications of    IL         Orion Telephone
Orion, Inc.                              Exchange Association;
(A subsidiary of                         Frontier
Frontier Subsidiary Telco Inc.)

O. T. Cellular Telephone      IL         O. T. Cellular
Company                                  Telephone Company
(A subsidiary of
Frontier Communications of
Orion, Inc.)

Schuyler Cellular, Inc.       IL         Schuyler Cellular, Inc.
(A subsidiary of Frontier
Communications - Schuyler, Inc.)
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Frontier Communications of    IN         Citizens Telephone
Indiana, Inc.                            Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of    IN         Thorntown Telephone
Thorntown, Inc.                          Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

TDCI, Ltd.                    IN         Thorntown Development
(A subsidiary of                         Company, Inc.; TDCI,
Frontier Communications of               Ltd.
Thorntown, Inc.)

C, C & S Service Corp.        MI         C, C & S Service Corp.
(A subsidiary of
C, C & S Systems, Inc.)

C, C & S Systems, Inc.        MI         C, C & S Systems, Inc.
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of    MI         C, C & S Telco, Inc.;
 Michigan, Inc.                          Frontier
(A subsidiary of
C, C, & S Systems, Inc.)

Ontonagon Communications, Inc.           MI   Ontonagon
(A subsidiary of                         Communications, Inc.
Ontonagon County Telephone Company)

Ontonagon County Telephone    MI         Ontonagon County
Company                                  Telephone Company
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Super Com, Inc.               MI         Super Com, Inc.
(A subsidiary of Ontonagon
County Telephone Company)

Frontier Communications       MN         Vista Telephone Company
of Minnesota, Inc.                       of Minnesota; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

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Frontier Telemanagement Inc.  MN         Visions Telemanagement
(A subsidiary of                         Services, Inc.;
Frontier Subsidiary Telco Inc.)          Frontier Telemanagement

Frontier Communications of    MS         Mid-South Telephone
Mississippi, Inc.                        Company, Inc.;
(A subsidiary of                         Frontier
Frontier Subsidiary Telco Inc.)

Mid-South Cablevision         MS         Mid-South Cablevision
Company, Inc.                            Company, Inc.
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of    NY         AuSable Valley
AuSable Valley, Inc.                     Telephone Company;
(A subsidiary of                         Frontier
Frontier Corporation)

Frontier Communications of    NY         Highland Telephone
New York, Inc.                           Company; Frontier
(A subsidiary of
Frontier Corporation)

Frontier Communications of    NY         Seneca-Gorham Telephone
Seneca-Gorham, Inc.                      Corporation; Frontier
(A subsidiary of
Frontier Corporation)

Frontier Communications of    NY         Sylvan Lake Telephone
Sylvan Lake, Inc.                        Company, Inc.; Frontier
(A subsidiary of
Frontier Corporation)

Frontier Long Distance of     NY         Visions Long Distance
New York, Inc.                           New York Inc.;
(A subsidiary of                         Highland Tel Long
Frontier Subsidiary Telco Inc.)          Distance; Sylvan Lake
                                         Tel Long Distance;
                                         AuSable Valley Tel Long
                                         Distance; Frontier

New York Independent Cellular NY         NYICS
Systems, Inc.                            (Part of Utica-Rome
(A subsidiary of                         Cellular Partnership)
Frontier Cellular Holding Inc.)

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Oneida County Cellular        NY         Oneida County Cellular
Systems, Inc.                            (Part of Utica-Rome
(A subsidiary of                         Cellular Partnership)
Frontier Cellular Holding Inc.)

Phoncom Inc.                  NY         Phoncom Inc.
(A subsidiary of                         (Part of Utica-Rome
Frontier Cellular Holding Inc.)          Cellular Partnership)

Rochester Telephone Corp.     NY         Rochester Telephone
(A subsidiary of                         Corp.; RTC
Frontier Corporation)

Taconic Long Distance         NY         Taconic Long Distance
Service Corp.                            Service Corp.
(A subsidiary of
Frontier Telecommunications Inc.)

Vernon Cellular Inc.          NY         Vernon Cellular Inc.
(A subsidiary of                         Part of the Utica-Rome
Frontier Cellular Holding Inc.)          Cellular Partnership

Enterprise Marketing Services  PA        Enterprise Marketing
Inc.                                     Services Inc.
(A subsidiary of Frontier
Communications of Pennsylvania, Inc.)

Frontier Communications of    PA         Breezewood Telephone
Breezewood, Inc.                         Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of    PA         Canton Telephone
Canton, Inc.                             Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of    PA         Lakewood Rural Lakewood,
Inc.                                     Telephone Company;
(A subsidiary of                         Lakewood Telephone
Frontier Subsidiary Telco Inc.)          Company; Frontier

Frontier Communications of    PA         Oswayo River Telephone
Oswayo River, Inc.                       Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)
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Frontier Communications of    PA         Enterprise Telephone
Pennsylvania, Inc.                       Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of    VA         Mid Atlantic Telecom, the Mid
Atlantic, Inc.                           Inc.; Frontier
(A subsidiary of Frontier
Telecommunications Inc.)

Frontier Communications -     WI         Lakeshore Telephone
Lakeshore, Inc.                          Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications -     WI         St. Croix Telephone
St. Croix, Inc.                          Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of    WI         Mondovi Telephone Mondovi,
Inc.                                     Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of    WI         Viroqua Telephone Viroqua,
Inc.                                     Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of    WI         Urban Telephone Wisconsin,
Inc.                                     Corporation; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

New Richmond Cable            WI         New Richmond Cable
Company, Inc.                            Company, Inc.
(A subsidiary of Frontier
Communications - St. Croix, Inc.)